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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 29, 2003 relating to the financial statements, which appears in the 2003 Annual Report to Shareholders of The BISYS Group, Inc., which is incorporated by reference in The BISYS Group, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2003.

/s/PricewaterhouseCoopers LLP

New York, NY
February 16, 2004